EXHIBIT 10.3

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                           Carver Federal Savings Bank
                               401(k) Savings Plan
                                       In
                              RSI Retirement Trust
               (As Amended And Restated Effective January 1, 1997
           and including provisions effective through January 1, 2002)
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Incorporating Proposed Amendment Number One

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                                                               Table Of Contents
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                                TABLE OF CONTENTS

Table Of Contents..............................................................i

Introduction...................................................................1

Article I -  Definitions.......................................................3

Article II -  Eligibility and Participation...................................13
     2.1      Eligibility.....................................................13
     2.2      Ineligible Employees............................................13
     2.3      Participation...................................................14
     2.4      Termination of Participation....................................14
     2.5      Eligibility upon Reemployment...................................14
     2.6      Eligibility Upon Reemployment of Employees Subject to
               Section 16(b) of   the Securities Exchange Act of 1934.........15

Article III -  Contributions and Limitations on Contributions.................16
     3.1      Before-Tax Contributions........................................16
     3.2      Limitation on Before-Tax Contributions..........................16
     3.3      Changes in Before-Tax Contributions.............................19
     3.4      Matching Contributions..........................................20
     3.5      Special Contributions...........................................20
     3.6      Discretionary Employer Contributions............................21
     3.7      Limitation on Matching Contributions............................21
     3.8      Aggregate Limit; Multiple Use of Alternative Limitation.........23
     3.9      Interest on Excess Contributions................................24
     3.10     Payment of Contributions to the Trust and Separate Agency.......25
     3.11     Rollover Contributions..........................................25
     3.12     Section 415 Limits on Contributions.............................26
     3.13     Nonelective Employer Contributions..............................30

Article IV -  Vesting and Forfeitures.........................................32
     4.1      Vesting.........................................................32
     4.2      Forfeitures.....................................................33
     4.3      Vesting upon Reemployment.......................................34

Article V -  Trust Fund, Investment Accounts and voting rights................36
     5.1      Trust Fund......................................................36
     5.2      Interim Investments.............................................36
     5.3      Account Values..................................................37
     5.4      Voting Rights...................................................37
     5.5      Tender Offers and Other Offers..................................38
     5.6      Separate Assets.................................................39
     5.7      Power to Invest in Employer Securities..........................39


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Article VI -  Investment Directions, Changes of Investment Directions and
Transfers Between Investment Accounts.........................................40
     6.1      Investment Directions...........................................40
     6.2      Change of Investment Directions.................................40
     6.3      Transfers Between Investment Accounts...........................40
     6.4      Employees Other than Participants...............................41
     6.5      Restrictions on Investments in the Employer Stock Fund for
               Certain  Participants..........................................41

Article VII -  Payment of Benefits............................................43
     7.1      General.........................................................43
     7.2      Spousal Consent Requirements - Optional Forms of Benefit
               Payments, Loans, Withdrawals, Beneficiaries....................44
     7.3      Non-Hardship Withdrawals........................................46
     7.4      Hardship Distributions..........................................46
     7.5      Distribution of Benefits Following Retirement, Disability or
               Termination of Service.........................................50
     7.6      Optional Forms of Benefit Payment upon Retirement, Disability or Termination of Service......................................52
     7.7      Designation of Beneficiary......................................55
     7.8      Preretirement Death Benefits....................................56
     7.9      Direct Rollover of Eligible Rollover Distributions..............58
     7.10     Latest Commencement of Benefits.................................64
     7.11     Manner of Payment of Distributions from the Employer
               Stock Fund.....................................................65

Article VIII -  Loans to Participants.........................................66
     8.1      Definitions and Conditions......................................66
     8.2      Loan Amount.....................................................66
     8.3      Term of Loan....................................................66
     8.4      Operational Provisions..........................................67
     8.5      Repayments......................................................68
     8.6      Default.........................................................69
     8.7      Coordination of Outstanding Account and Payment of Benefits.....70

Article IX -  Administration..................................................71
     9.1      General Administration of the Plan..............................71
     9.2      Designation of Named Fiduciaries................................71
     9.3      Responsibilities of Fiduciaries.................................71
     9.4      Plan Administrator..............................................72
     9.5      Committee.......................................................72
     9.6      Powers and Duties of the Committee..............................73
     9.7      Certification of Information....................................74
     9.8      Authorization of Benefit Payments...............................75
     9.9      Payment of Benefits to Legal Custodian..........................75
     9.10     Service in More Than One Fiduciary Capacity.....................75


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     9.11     Payment of Expenses.............................................75
     9.12     Administration of Separate Assets...............................76

Article X -  Benefit Claims Procedure.........................................77
     10.1     Definition......................................................77
     10.2     Claims..........................................................77
     10.3     Disposition of Claim............................................77
     10.4     Denial of Claim.................................................77
     10.5     Inaction by Plan Administrator..................................78
     10.6     Right to Full and Fair Review...................................78
     10.7     Time of Review..................................................78
     10.8     Final Decision..................................................78

Article XI -  Amendment, Termination, and Withdrawal..........................79
     11.1     Amendment and Termination.......................................79
     11.2     Withdrawal from the Trust Fund..................................79

Article XII -  Top-Heavy Plan Provisions......................................80
     12.1     Introduction....................................................80
     12.2     Definitions.....................................................80
     12.3     Minimum Contributions...........................................84
     12.4     Impact on Section 415 Maximum Benefits..........................85
     12.5     Vesting.........................................................86

Article XIII -  Miscellaneous Provisions......................................87
     13.1     No Right to Continued Employment................................87
     13.2     Merger, Consolidation, or Transfer..............................87
     13.3     Nonalienation of Benefits.......................................87
     13.4     Missing Payee...................................................87
     13.5     Affiliated Employers............................................88
     13.6     Successor Employer..............................................88
     13.7     Return of Employer Contributions................................88
     13.8     Adoption of Plan by Affiliated Employer.........................88
     13.9     Construction of Language........................................89
     13.10    Headings........................................................89
     13.11    Governing Law...................................................89


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787                                  iii             Carver Federal Savings Bank
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                                                                    Introduction
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                                  INTRODUCTION

Effective as of October 1, 1989, ("Effective Date"), Carver Federal Savings Bank ("Employer") adopted the Carver Federal Savings Bank 401(k) Savings Plan and Trust ("1989 Plan").

Effective as of May 1, 1993, the Employer adopted resolutions wherein RSI Retirement Trust was named successor trustee and the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement") was adopted.

Effective as of May 1, 1993, the 1989 Plan was amended and restated in its entirety. The amended and restated plan became known as Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("Prior Plan"). Effective as of October 24, 1994, the Employer (a) added an investment fund to the Prior Plan consisting of common stock of the Employer, (b) established the Plan as a Plan of Partial Participation as defined under the Agreement and (c) adopted a Separate Agreement establishing a separate trust to hold the common stock of the Employer and designated a Separate Agency to serve as trustee.

Effective as of January 1, 1997, the Prior Plan is amended and restated in its entirety. The amended and restated plan shall be known as Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("Plan"), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Agreement which are incorporated herein and made a part hereof.

The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code").

The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.

The Plan complies with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000 (commonly referred to as GUST II), and "good faith" compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), as provided for under Internal Revenue Service Notice 2001-57. In addition, the Plan complies with final regulations under Code Section 401(a)(9).

Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after January 1, 1997. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to January 1, 1997, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment.


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The Employer has herein restated the Plan with the intention that (i) the Plan shall at all times be qualified under Section 401(a) of the Code, (ii) the Agreement and any trust created under any Separate Agreement shall be tax-exempt under Section 501(a) of the Code, and (iii) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Agreement, as well as any Separate Agreement shall be construed to effectuate such intentions.

Effective January 1, 2002, the Plan is amended to meet the requirements for a designed-based "safe harbor" arrangement under Sections 401(k)(12) and 401(m)(11) of the Code.


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787                                   2              Carver Federal Savings Bank
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                                                                     Article I -
                                                                     Definitions
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                                   ARTICLE I -
                                   DEFINITIONS

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.

1.1 Accounts means the Before-Tax Contribution Account (including Special Contributions, if any), Matching Contribution Account, Rollover Contribution Account, Discretionary Employer Contribution Account and commencing January 1, 2001, Nonelective Employer Contribution Account, established under the Plan on behalf of an Employee.

1.2 Actual Contribution Percentage means, prior to January 1, 2002, the ratio (expressed as a percentage) of the Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.3 Actual Deferral Percentage means, prior to January 1, 2002, the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.4 Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.


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                                                                     Definitions
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1.5   Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.

1.6 Agreement means the RSI Retirement Trust Agreement and Declaration of Trust as amended and restated August 1, 1990, as amended from time to time. The Agreement shall be incorporated herein and constitute a part of the Plan.

1.7 Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.8 Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.9 Before-Tax Contribution Account means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions and Special Contributions if any, made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.10 Before-Tax Contributions means the contributions of the Employer made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

1.11 Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.8 of the Plan upon the death of an Employee or former Employee.

1.12 Board means the board of trustees, directors or other governing body of the Sponsoring Employer.

1.13 Code means the Internal Revenue Code of 1986, as amended from time to time.

1.14 Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).

1.15 Compensation means with respect to Plan Years commencing on and after January 1, 1997, an Employee's wages, salary, fees and other amounts defined as compensation in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6), received for personal services actually rendered in the course of employment with the Employer for the calendar year, prior to any reduction pursuant to a Compensation Reduction Agreement. Compensation shall include commissions, overtime, bonuses, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125


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                                                                     Article I -
                                                                     Definitions
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      of the Code, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted). Commencing January 1, 1998, Compensation shall also include elective amounts that are not includable in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

      Compensation does not include contributions made by the Employer to any other pension, deferred compensation, welfare or other employee benefit plan, amounts realized from the exercise of a nonqualified stock option or the sale of a qualified stock option, and other amounts which receive special tax benefits.

      Compensation shall not exceed one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under
      Section 401(a)(17)(B) of the Code. For purposes of this Section 1.15, if the Plan Year in which a Participant's Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year, multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

1.16 Compensation Reduction Agreement means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof, to the extent provided in Section 3.1, and the Employer agrees to contribute to the Trust, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.

1.17 Conversion Date means October 24, 1994, the date of conversion of the Employer from mutual to stock ownership.

1.18 Disability means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.

1.19 Discretionary Employer Contribution Account means the separate, individual account established on behalf of a Participant to which Discretionary Employer Contributions, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any


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                                                                     Article I -
                                                                     Definitions
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      withdrawals, loans and other distributions made from such account, as well as any losses, depreciation, or expenses allocable to amounts credited to such account.

1.20 Discretionary Employer Contributions means the amounts, if any, contributed by the Employer on behalf of an Eligible Employee, pursuant to
      Section 3.6.

1.21 Early Retirement Date means the first day of any month coincident with or following the Participant's attainment of age sixty (60) and the completion of a five (5) year Period of Service.

      Notwithstanding any provisions of the plan to the contrary, if a Participant incurs a Termination of Service after having completed a five
      (5) year Period of Service but before attaining age sixty (60), the Participant's Early Retirement Date shall be the date as of which the Participant attains age sixty (60).

1.22  Effective Date means October 1, 1989.

1.23 Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

1.24  Employee means any person employed by the Employer.

1.25 Employer means Carver Federal Savings Bank and any Participating Affiliate or any successor organization which shall continue to maintain the Plan set forth herein.

1.26  Employer Resolutions means resolutions adopted by the Board.

1.27 Employer Stock Fund means commencing upon the Conversion Date, the Separate Assets consisting of common stock of the Employer which shall be maintained in an Investment Account established for such purpose.

1.28 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

1.29 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.30  Forfeitures means any amounts forfeited pursuant to Section 4.2.

1.31  Hardship means the condition described in Section 7.4.

1.32 Highly Compensated Employee means, with respect to a Plan Year commencing January 1, 1997, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

      (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made, received compensation as defined under
            Section 414(q)(4) of the Code


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                                                                     Article I -
                                                                     Definitions
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            ("Section 414(q) Compensation") from the Employer, in excess of eighty thousand dollars ($80,000) and effective for the 2000 Plan Year, eighty-five thousand dollars ($85,000), adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

      (b) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.

      For purposes of subsection (a) above, effective for Plan Years commencing after December 31, 1997, Section 414(q) Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.

      Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).

1.33 Hour of Service means each hour for which an Employee is paid or entitled to be paid by the Employer for the performance of duties.

1.34 Investment Accounts means any and all of the investment accounts established by Board resolution and presented to the Trustees, for the purpose of investing contributions made to the Plan Funds in accordance with the provisions of the Agreement or Separate Agreement, as applicable. The securities and other property in which contributions to the Investment Accounts of the Plan Funds may be invested shall be specified in the Agreement or the Separate Agreement, and the rights of the Trustees or Separate Agency shall be established in accordance with the provisions of such Agreement and Separate Agreement.

1.35 Leased Employee means with respect to Plan Years commencing on and after January 1, 1997, any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3)


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                                                                     Definitions
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      of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or
      Section 403(b) of the Code, and effective January 1, 1998, including elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.

1.36 Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions made on such Participant's behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.37 Matching Contributions means the contributions made by the Employer pursuant to Section 3.4.

1.38 Named Fiduciaries means the Trustees, the Committee, the Separate Agency and such other parties who are designated by the Sponsoring Employer to control and manage the operation and administration of the Plan.

1.39 Net Value means the value of an Employee's Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.

1.40 Nonelective Employer Contribution Account means the separate, individual account established on behalf of a Participant to which Nonelective Employer Contributions, if any, made on such Participant's behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.41 Nonelective Employer Contributions means the contributions made by the Employer pursuant to Section 3.13.

1.42 Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee.

1.43  Normal Retirement Age means the date an Employee attains age sixty-five
      (65).

1.44 Normal Retirement Date means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

1.45 One Year Period of Severance means, a twelve (12) consecutive month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service.



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                                                                     Definitions
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      Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four
      (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.46 Participant means an Eligible Employee who participates in accordance with the provisions of Section 2.3, and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.47 Participating Affiliate means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer and the Trustees, shall adopt this Plan in accordance with the provisions of Section 13.8 and the Agreement. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.48 Period of Service means a period commencing with an Employee's Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service.

      Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.45 shall not be included in determining a Period of Service.

      A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

      (a) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

      (b) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

      All Periods of Service not disregarded under Sections 2.5 and 4.3 shall be aggregated.


--------------------------------------------------------------------------------
787                                   9              Carver Federal Savings Bank

                                                                     Article I -
                                                                     Definitions
--------------------------------------------------------------------------------

      Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty-five (365) and disregarding any fractional remainder.

1.49 Plan means the Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust, as herein restated and as it may be amended from time to time. The Plan shall be a Plan of Partial Participation as defined under the Agreement.

1.50 Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.

1.51 Plan Funds means the assets of the Plan held in the Trust Fund and Separate Assets held under any Separate Agreement.

1.52  Plan Year means the calendar year.

1.53 Postponed Retirement Date means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

1.54 Prior Plan means the Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust as in effect on the date immediately preceding the Restatement Date.

1.55 Qualified Nonelective Contributions means contributions, other than Matching Contributions and Discretionary Employer Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:

      (i) the Participant's death, Disability or separation from service for other reasons;

      (ii) the Participant's attainment of age fifty-nine and one-half (59-1/2); or

      (iii) termination of the Plan.

      Special Contributions defined under Section 1.63 are Qualified Nonelective Contributions.

1.56  Restatement Date means January 1, 1997.

1.57 Retirement Date means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

1.58 Rollover Contribution means (a) a contribution to the Plan of money received by an Employee from a qualified plan or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan.


--------------------------------------------------------------------------------
787                                  10              Carver Federal Savings Bank

                                                                     Article I -
                                                                     Definitions
--------------------------------------------------------------------------------

1.59 Rollover Contribution Account means the separate, individual account established on behalf of an Employee to which his Rollover Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.60 Separate Agency means any trustee holding Plan Funds under a Separate Agreement.

1.61 Separate Agreement means the trust agreement governing the investment and administration of any Separate Assets. Such Separate Agreement shall be incorporated herein and constitute a part of the Plan.

1.62 Separate Assets means assets of the Plan as described in Article V which are held in a trust other than the Trust.

1.63 Special Contributions means the contributions made by the Employer pursuant to Section 3.5. Special Contributions are Qualified Nonelective Contributions as defined under Section 1.55.

1.64 Sponsoring Employer means Carver Federal Savings Bank or any successor organization which shall continue to maintain the Plan set forth herein.

1.65 Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

1.66 Termination of Service means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's active service ceases for any other reason.

      Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary,[ effective December 12, 1994, contributions, benefits and calculation of Periods of Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code

      A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.


--------------------------------------------------------------------------------
787                                  11              Carver Federal Savings Bank

                                                                     Article I -
                                                                     Definitions
--------------------------------------------------------------------------------

      Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.45 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

1.67 Trust means the trust established or maintained under the Agreement with respect to the Plan.

1.68  Trust Fund means the assets held in accordance with the Agreement.

1.69  Trustees means the Trustees of the RSI Retirement Trust.

1.70 Units means the units of measure of an Employee's proportionate undivided beneficial interest in one or more of the Investment Accounts, valued as of the close of business.

1.71  Valuation Date means each business day.


--------------------------------------------------------------------------------
787                                  12              Carver Federal Savings Bank

                                                                    Article II -
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

                                   ARTICLE II -
                          ELIGIBILITY AND PARTICIPATION

2.1   Eligibility

      (a) Every Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

      (b)   Every other Employee who is not excluded under the provisions of
            Section 2.2 shall become an Eligible Employee upon satisfying all of the following conditions:

            (i)   completion of a Period of Service of one (1) year;

            (ii)  attainment of age twenty-one (21); and

            (iii) classification as a salaried Employee.

      (c) For purposes of determining (i) if an Employee completed a Period of Service of one (1) year and (ii) Periods of Service pursuant to
            Section 2.5, employment with (A) an Affiliated Employer and (B) effective October 1, 1989 and November 19, 1990 respectively, prior employment with either Crossland Savings, FSB or Nassau Federal Savings and Loan Association, shall be deemed employment with the Employer.

      (d)   An Employee who otherwise satisfies the requirements of this Section
            2.1 and who is no longer excluded under the provisions of Section
            2.2 shall immediately become an Eligible Employee.

2.2   Ineligible Employees

      The following classes of Employees are ineligible to participate in the
      Plan:

      (a)   Employees compensated on an hourly basis;

      (b)   Leased Employees;

      (c) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan; and

      (d) Owner-Employees. For purposes of this Section 2.2(d), Owner-Employee means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which adopted the Plan.


--------------------------------------------------------------------------------
787                                  13              Carver Federal Savings Bank

                                                                    Article II -
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

2.3   Participation

      Participation in the Plan is voluntary with respect to an election for Before-Tax Contributions. An Eligible Employee may elect to make Before-Tax Contributions in accordance with Section 3.1, as of the first full payroll period of any calendar month with or next following satisfaction of the eligibility requirements set forth in Section 2.1. In addition, an Eligible Employee will participate in the Plan upon satisfaction of the eligibility requirements set forth in Section 2.1, with respect to eligibility for (a) Special Contributions in accordance with Section 3.5 or (b) Discretionary Employer Contributions in accordance with Section 3.9 or (c) Nonelective Employer Contributions in accordance with Section 3.13.

      An election for Before-Tax Contributions shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in
      Section 6.1. By completing and filing such form, the Eligible Employee authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee's election to participate. In the case of Special Contributions or Discretionary Employer Contributions and effective January 1, 2001, Nonelective Employer Contributions, a Participant shall complete a form prescribed by the Committee, designating a Beneficiary and an investment direction as described in Section 6.1.

      Effective January 1, 2001, for any Plan Year in which a Nonelective Employer Contribution is made in accordance with Section 3.13, all Employees who meet the requirements of an Eligible Employee during such Plan Year and who are employed by the Employer on the last day of the Plan Year shall participate in the Plan.

2.4   Termination of Participation

      Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.

2.5   Eligibility upon Reemployment

      If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.

      If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and:

      (a) if such Employee is not vested in any Matching Contributions and/or Discretionary Employer Contributions and/or Nonelective Employer Contributions, incurs a One Year


--------------------------------------------------------------------------------
787                                  14              Carver Federal Savings Bank

                                                                    Article II -
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

            Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to a One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or (ii) the aggregate number of such Employee's Periods of Service credited before his One Year Period of Severance. If such former Employee's Periods of Service prior to his One Year Period of Severance are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2. If such former Employee's Periods of Service prior to his One Year Period of Severance are not recredited under this Section 2.5, such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee;

      (b) if such Employee is vested in any Matching Contributions and/or Discretionary Employer Contributions and/or Nonelective Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to his One Year Period of Severance and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

2.6 Eligibility Upon Reemployment of Employees Subject to Section 16(b) of the Securities Exchange Act of 1934

      Notwithstanding anything contained in the Plan to the contrary, if an Employee subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 incurs a Termination of Service and again performs an Hour of Service, such Employee shall not be eligible to participate in the Plan until the later of: (a) the date which is six (6) months from the date such Employee incurred a Termination of Service or (b) the date such Employee again performs an Hour of Service with the Employer; provided such Employee is not excluded from participating under the provisions of
      Section 2.2.


--------------------------------------------------------------------------------
787                                  15              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                                  ARTICLE III -
                 CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

3.1   Before-Tax Contributions

      The Employer shall make Before-Tax Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall be limited to whole percentages of Compensation and shall not be less than one percent (1%) nor greater than fifteen percent (15%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant's Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.2   Limitation on Before-Tax Contributions

      Sections 3.2(a), (b), (c) and (d), below, shall apply with respect to Plan Years beginning prior to January 1, 2002. Commencing January 1, 2002, the alternative method of meeting the non-discrimination requirements set forth in Section 401(k)(12) of the Code shall apply.

      For any year in which the alternative method, referred to above, applies, the Employer shall provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. This notice will be provided at least thirty (30) days but not more than ninety
      (90) days before the beginning of the Plan Year. In the event the Employee becomes an Eligible Employee after the ninetieth (90th) day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes an Eligible Employee, but not later than the date the Employee actually becomes an Eligible Employee.

      In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the thirty
      (30)-day period immediately following receipt of the notice described in the above paragraph.

      (a) Commencing January 1, 1997, the percentage of Before-Tax Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:

            (i) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or


--------------------------------------------------------------------------------
787                                  16              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2); provided, that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code
                  Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.

            The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.

            The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).

            If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Before-Tax Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined), the highest Before-Tax Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Before-Tax Contribution of the Highly Compensated Employee with the highest Before-Tax Contribution amount to the extent required to:

            (A) enable the Average Actual Deferral Percentage limitations to be met, or

            (B) cause such Highly Compensated Employee's Before-Tax Contribution amount to equal the dollar amount of the Before-Tax Contribution of the Highly Compensated Employee with the next highest Before-Tax Contribution amount by distribution of such excess Before-Tax Contributions, as described below, to the Highly Compensated Employee, whose Before-Tax Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.

            If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the


--------------------------------------------------------------------------------
787                                  17              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            Participant from his Before-Tax Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year.

            If Before-Tax Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any Matching Contributions, including any earnings thereon as determined under
            Section 3.9, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

            In the event that the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

            If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.

      (b) Before-Tax Contributions under this Plan, and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer made on behalf of any Participant during the 1997 Plan Year shall not exceed nine thousand five hundred dollars ($9,500). During the 1998 and 1999 Plan Years, such amount shall be increased to ten thousand dollars ($10,000). During the 2000 and 2001 Plan Years, such amount shall be increased to ten thousand five hundred dollars ($10,500). For Plan Years commencing after December 31, 2001, Before-Tax Contributions and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer shall be further adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.2(b) shall be subject to the distribution provisions of the last paragraph of
            Section 3.12(f).

      (c) If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection
            (b), such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.

            If Before-Tax Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection
            (b), any Matching Contributions, including any earnings thereon as determined under Section 3.9, that are attributable to


--------------------------------------------------------------------------------
787                                  18              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

      (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).

3.3   Changes in Before-Tax Contributions

      Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.4(c)(iii), the percentage of Before-Tax Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Before-Tax Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Before-Tax Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Before-Tax Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. Not more often than once in any calendar quarter may an election be made which would prospectively increase, decrease, suspend or resume Before-Tax Contributions made on behalf of a Participant. A Participant may terminate his Before-Tax Contributions at any time.

      Notwithstanding the foregoing, a Participant who receives a Hardship distribution pursuant to Section 7.4(c)(iii) shall have his Compensation Reduction Agreement deemed null and void and all Before-Tax Contributions made on behalf of such Participant shall be suspended until the later to occur of: (i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Before-Tax Contributions to be made on his behalf. Before-Tax Contributions following a Hardship distribution made pursuant to Section 7.4(c)(iii) shall be subject to the following limitations:

      (A) Before-Tax Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution shall not exceed the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the Hardship distribution, and

      (B) the percentage of Before-Tax Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of


--------------------------------------------------------------------------------
787                                  19              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            Before-Tax Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution.

      Before-Tax Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.

3.4   Matching Contributions

      (a) The Employer shall make contributions on behalf of each Participant in an amount equal to fifty percent (50%) of such Participant's Before-Tax Contribution. Commencing January 1, 2002, the Employer shall make contributions on behalf of each Participant, in an amount equal to one hundred percent (100%) of such Participant's Before-Tax Contributions, up to the first four percent (4%) of the Participant's Compensation.

      (b) Matching Contributions shall be credited to the Participant's Matching Contribution Account and shall be invested in accordance with Article VI of the Plan.

      (c) If a Participant terminates his Before-Tax Contributions, Matching Contributions attributable to such contributions will also cease. If Before-Tax Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection (a), if Before-Tax Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Before-Tax Contributions had been suspended or decreased may not be made up at a later date.

      (d) Matching Contributions may be reviewed and modified by the Employer's Board from time to time. Commencing January 1, 2002, this
            Section 3.4(d) shall no longer apply.

3.5   Special Contributions

      In addition to any other contributions, the Employer may, in its discretion, make Special Contributions for a Plan Year to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

      The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.

      Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.


--------------------------------------------------------------------------------
787                                  20              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

3.6   Discretionary Employer Contributions

      Subject to the limitations of Section 3.12, the Employer may, in its sole and absolute discretion, make Discretionary Employer Contributions to the Plan for a Plan Year. Discretionary Employer Contributions shall be allocated on an annual basis in an amount up to fifteen percent (15%) determined by the Board, as a percentage of the Compensation of each Eligible Employee who is in the employ of the Employer on the last day of the Plan Year.

      Notwithstanding the foregoing, an Eligible Employee who incurs a Termination of Service prior to the last day of the Plan Year for reasons of death, Disability or retirement on a Retirement Date shall receive a Discretionary Employer Contribution pursuant to the foregoing paragraph, for the Plan Year up to the date of his Termination of Service.

      The Discretionary Employer Contributions allocated to each Eligible Employee shall be credited to such Participant's Discretionary Employer Contribution Account and shall be invested in accordance with Article VI of the Plan. Any and all withdrawals, distributions or payments from a Participant's Discretionary Employer Contribution Account shall be made in accordance with Article VII, or Article VIII of the Plan, whichever is applicable.

3.7   Limitation on Matching Contributions

      This Section 3.7 shall apply with respect to Plan Years beginning prior to January 1, 2002. Commencing January 1, 2002, the alternative method of meeting the non-discrimination requirements set forth in Section 401(m)(11) of the Code shall apply.

      Commencing January 1, 1997, the Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:

      (a) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

      (b) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2); provided, that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.


--------------------------------------------------------------------------------
787                                  21              Carver Federal Savings Bank
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                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

      The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.

      The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).

      If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined) the highest Matching Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Matching Contributions made on behalf of the Highly Compensated Employee with the highest Matching Contribution amount to the extent required to:

      (i) enable the Average Actual Contribution Percentage limitations to be met, or

      (ii) cause such Highly Compensated Employee's Matching Contribution amount to equal the dollar amount of the Matching Contribution made on behalf of the Highly Compensated Employee with the next highest Matching Contribution amount and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.

      If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.9, shall, whether or not vested, be treated as Forfeitures under Section 4.2.

      In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.7 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

      If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.


--------------------------------------------------------------------------------
787                                  22              Carver Federal Savings Bank
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                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

3.8   Aggregate Limit; Multiple Use of Alternative Limitation

      This Section 3.8 shall apply with respect to Plan Years beginning prior to January 1, 2002. Commencing January 1, 2002, the alternative method of meeting the non-discrimination requirements set forth in Sections 401(k)(12) and 401(m)(11) of the Code shall apply.

      Commencing January 1, 1997, multiple use of the alternative limitation in determining the Average Actual Deferral Percentage and Average Actual Contribution Percentage shall not be permitted.

      Multiple use of the alternative limitation occurs if, for the group of Eligible Employees who are Highly Compensated Employees, the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage exceeds the Aggregate Limit.

      For purposes of this Section 3.8, Aggregate Limit shall mean the greater of (a) or (b), where (a) and (b) are as follows:

      (a)   the sum of:

            (i)   one hundred twenty-five percent (125%) of the greater of:

                  (A) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; or

                  (B) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; and

            (ii) two (2) plus the lesser of subsection (a)(i)(A) or (a)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the lesser of subsection (a)(i)(A) or (a)(i)(B).

      (b)   the sum of:

            (i)   one hundred twenty-five percent (125%) of the lesser of:

                  (A) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; or

                  (B) the Average Actual Contribution Percent age for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; and


--------------------------------------------------------------------------------
787                                  23              Carver Federal Savings Bank
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                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            (ii) two (2) plus the greater of subsection (b)(i)(A) or (b)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the greater of subsection (b)(i)(A) or (b)(i)(B).

      If multiple use of the alternative limitation occurs, the excess Before-Tax Contributions for Highly Compensated Employees under the Plan shall be reduced in accordance with Section 3.2(a).

3.9   Interest on Excess Contributions

      In the event Before-Tax Contributions and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.7 ("Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.9.

      The earnings allocable to excess Before-Tax Contributions for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and
      (b) are determined as follows:

      (a) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Before-Tax Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account on the Participant's behalf during such Plan Year.

      (b) The amount of earnings attributable to the Participants Before-Tax Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions made to the Before-Tax Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Before-Tax Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

      The earnings allocable to excess Matching Contributions for an Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:


--------------------------------------------------------------------------------
787                                  24              Carver Federal Savings Bank
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                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

      (A) The amount of earnings attributable to the Participants Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant's behalf during such Plan Year.

      (B) The amount of earnings attributable to the Participants Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

3.10  Payment of Contributions to the Trust and Separate Agency

      As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver (a) to the Trustees: (i) the Before-Tax Contributions required to be made to the Trust during such payroll period under the applicable Compensation Reduction Agreements and
      (ii) the amount of all Matching Contributions required to be made to the Trust for such payroll period and (b) to the Separate Agency: (i) the Before-Tax Contributions required to be made to the Separate Agency during such payroll period under the applicable Compensation Reduction Agreement, and (ii) the amount of all Matching Contributions required to be made to the Separate Agency during such payroll period.

      Special Contributions, Discretionary Employer Contributions and effective January 1, 2001, Nonelective Employer Contributions to the Trust and to the Separate Agency shall be forwarded by the Employer to the Trustees and to the Separate Agency no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

3.11  Rollover Contributions

      Subject to such terms and conditions as may from time to time be established by the Committee, the Trustees and the Separate Agency, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Plan Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustees.


--------------------------------------------------------------------------------
787                                  25              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

      Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.12  Section 415 Limits on Contributions

      (a) For purposes of this Section 3.12, the following terms and phrases shall have the meanings hereafter ascribed to them:

            (i) "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:
                  (A) Employer contributions, including Before-Tax Contributions, Matching Contributions, Special Contributions, Discretionary Employer Contributions and Nonelective Employer Contributions; (B) any Employee contributions; (C) forfeitures; and (D) (1) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the Participant:

                  (I) Before-Tax Contributions which exceed the limitations set forth in Section 3.2(a);

                  (II) Before-Tax Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

                  (III) Matching Contributions made on behalf of a Highly
                        Compensated Employee which exceed the limitations set forth in Section 3.7.

            (ii) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

                  (A) any change in the terms and conditions of the defined benefit plan after May 5, 1986; and

                  (B) any cost of living adjustment occurring after May 5, 1986.


--------------------------------------------------------------------------------
787                                  26              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

            (iii) "Defined Benefit Plan" and "Defined Contribution Plan" shall have the meanings set forth in Section 415(k) of the Code.

            (iv) "Defined Benefit Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the aggregate projected annual benefit (determined as of the last day of the Limitation Year) of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and (B) the denominator of which is the lesser of: (I) the product of 1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or
                  (II) the product of 1.4 and the amount which may be taken into account with respect to such Participant under Section 415(b)(1)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the dollar limitation of the denominator of this fraction will not be less than the Participant's Current Accrued Benefit.

            (v) "Defined Contribution Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer), and (B) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). "Maximum aggregate amounts" shall mean the lesser of (I) the product of 1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under
                  Section 415(c)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount that may be taken into account under Section 415(c)(1)(B) of the Code; provided, however, that the Committee may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(7) of the Code applicable to Limitation Years ending before January 1, 1983 in determining the denominator of the Defined Contribution Plan Fraction.

                  If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of


--------------------------------------------------------------------------------
787                                  27              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                  this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

            (vi)  "Limitation Year" shall mean the calendar year.

            (vii) "Section 415 Compensation" shall be with respect to a Plan
                  Year commencing January 1, 1997, a Participant's remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2),
                  (3) and (6). For purposes of this Section, effective for Plan Years commencing after December 31, 1997, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.

                  For purposes of this Section 3.12(a)(vii), effective for Limitation Years commencing on or after January 1, 1998, for purposes of applying the Limitations described in this Section 3.12, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of
                  Section 132(f)(4) of the Code.

      (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.

      (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.


--------------------------------------------------------------------------------
787                                  28              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

      (d) Notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:

            (i) thirty thousand dollars ($30,000), and with respect to a Limitation Year commencing on and after January 1, 1995, as adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 415(d) of the Code; or

            (ii) twenty-five percent (25%) of the Participants Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include
                  (A) any contribution for medical benefits within the meaning of Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and
                  (B) any amount otherwise treated as an Annual Addition under
                  Section 415(l)(1) of the Code.

      (e) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):

            (i)   Discretionary Employer Contributions;

            (ii)  Nonelective Employer Contributions;

            (iii) Before-Tax Contributions;

            (iv)  Special Contributions; and

            (v)   Matching Contributions.

      (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection (d) above at the end of a Limitation Year, such excess amounts shall not be treated in accordance with the following:

            (i) such excess amounts shall be used to reduce the Before-Tax Contributions, Discretionary Employer Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be


--------------------------------------------------------------------------------
787                                  29              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                  allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Before-Tax Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

            (ii) such excess amounts may be reduced by the distribution of such Participant's Before-Tax Contributions to such Participant.

            The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution described in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.2(a)(i) and (ii), 3.7(a) and (b), or in determining the limitation in Section 3.2(b). In addition, any Matching Contributions attributable to such amounts shall constitute Forfeitures as described in Section 4.2.

      (g) If a Participant participates in both (i) the Plan and/or any other defined contribution plan maintained by the Employer and (ii) any defined benefit plan or plans maintained by the Employer, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall not exceed the sum of l.0. This subsection (g) shall not apply with respect to Plan Years beginning on or after January 1, 2000.

      (h) If, for any Plan Year commencing prior to January 1, 2000, the sum determined under subsection (g) for any Participant exceeds 1.0, the Defined Benefit Plan Fraction of such Participant as provided in the defined benefit plan or plans maintained by the Employer shall be reduced in order that such sum shall not exceed 1.0.

3.13  Nonelective Employer Contributions

      Effective with respect to the period beginning January 1, 2001, in addition to other contributions, if any, the Employer will make a Nonelective Employer Contribution in accordance with Section 401(k)(12) of the Code, for a Plan Year, in order to meet the nondiscrimination requirements of Code Section 401(k). For any Plan Year in which the Employer makes a Nonelective Employer Contribution, such contribution shall be in the amount of two percent (2%) of each Eligible Employee's Compensation who is employed by the Employer on the last day of the Plan Year.

      Nonelective Employer Contributions made to the Plan on behalf of each Eligible Employee, shall be credited to such Eligible Employee's Nonelective Employer Contribution Account and shall be invested in accordance with Article VI of the Plan. Any and all withdrawals, distributions or


--------------------------------------------------------------------------------
787                                  30              Carver Federal Savings Bank

                                                                   Article III -
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

      payments from a Participant's Nonelective Employer Contribution Account shall be made in accordance with Article VII, or Article VIII of the Plan, whichever is applicable.


--------------------------------------------------------------------------------
787                                  31              Carver Federal Savings Bank

                                                                    Article IV -
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

                                   ARTICLE IV -
                             VESTING AND FORFEITURES

4.1   Vesting

      (a) An Employee shall always be fully vested in the Net Value of his Before-Tax Contribution Account and the Net Value of his Rollover Contribution Account. Commencing January 1, 2002, an Employee shall always be fully vested in the Net Value of the portion of his Matching Contribution Account which consists of Matching Contributions made on and after January 1, 2002, and the earnings thereon.

      (b) A Participant shall become fully vested in the Net Value of that portion of his Matching Contribution Account as in effect prior to January 1, 2002, the Net Value of his Discretionary Employer Contribution Account and the Net Value of his Nonelective Employer Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

      (c) Prior to September 15, 1998, a Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account and the Net Value of his Matching Contribution Account in accordance with the following schedule:

                    Period of Service                          Vested Percentage
                    -----------------                          -----------------

                    Less than 3 years                                  0%
                    3 years but less than 4 years                     20%
                    4 years but less than 5 years                     40%
                    5 years but less than 6 years                     60%
                    6 years but less than 7 years                     80%
                    7 or more years                                  100%

            Effective September 15, 1998, the vesting schedule was amended as follows:

                     Period of Service                         Vested Percentage
                     -----------------                         -----------------

                     Less than 1 year                                   0%
                     1 year but less than 2 years                      20%
                     2  years but less than 3 years                    40%
                     3 years but less than 4 years                     60%
                     4 years but less than 5 years                     80%
                     5 or more years                                  100%

            For purposes of determining a Participant's Period of Service under this subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.


--------------------------------------------------------------------------------
787                                  32              Carver Federal Savings Bank

                                                                    Article IV -
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

            For purposes of determining a Participant's vested percentage of the Net Value of his Matching Contribution Account and the Net Value of his Discretionary Employer Contribution Account, all Periods of Service shall be recognized, including, effective October 1, 1989 and November 19, 1990 respectively, employment with CrossLand Savings, FSB and Nassau Federal Savings and Loan Association which preceded employment with the Employer.

      (d) The vested Net Value of a Participant's Matching Contribution Account, Discretionary Employer Contribution Account and Nonelective Employer Contribution Account shall be determined as follows:

            (i) the Participant's Matching Contribution Account, Discretionary Employer Contribution Account and Nonelective Employer Contribution Account shall first be increased to include (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.3 and 7.4 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;

            (ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Account as determined in accordance with clause (i);

            (iii) the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and
                  7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.

4.2   Forfeitures

      If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be treated as Matching Contributions, Discretionary Employer Contributions and Nonelective Employer Contributions and shall be applied to reduce the amount of subsequent Matching Contributions, Discretionary Employer Contributions and Nonelective Employer Contributions otherwise required to be made.

      With respect to a Participant's Matching Contribution Account, anything in
      Section 4.1 to the contrary notwithstanding, any Matching Contribution forfeited in accordance with the sixth paragraph of Section 3.2(a), the second paragraph of Section 3.2(c), the sixth paragraph of Section 3.7 or the second paragraph of Section 3.12(f), shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.


--------------------------------------------------------------------------------
787                                  33              Carver Federal Savings Bank

                                                                    Article IV -
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

      If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

      If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest or elects to receive installment payments pursuant to Section 7.6(e), the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.

4.3   Vesting upon Reemployment

      (a) For purposes of this Section 4.3, "Period of Service" means an Employee's Period of Service determined in accordance with Section 4.1(c).

      (b) For the purpose of determining a Participant's vested interest in the Net Value of his Matching Contribution Account, Discretionary Employer Contribution Account and Nonelective Employer Contribution
            Account:

            (i) if an Employee is not vested in any Matching Contributions and/or Discretionary Employer Contributions and/or Nonelective Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (A) five (5) years or (B) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

            (ii) if a Participant is partially vested in any Matching Contributions and/or Discretionary Employer Contributions and/or Nonelective Employer Contributions, incurs a One Year Period of Severance and again performs an


--------------------------------------------------------------------------------
787                                  34              Carver Federal Savings Bank

                                                                    Article IV -
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

                  Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant's vested interest in the Net Value of the Matching Contribution Account and/or Discretionary Employer Contribution Account and/or Nonelective Employer Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

            (iii) if a Participant is fully vested in any Matching Contributions and/or Discretionary Employer Contributions and/or Nonelective Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.


--------------------------------------------------------------------------------
787                                  35              Carver Federal Savings Bank

                                                                     Article V -
                               Trust Fund, Investment Accounts and voting rights
--------------------------------------------------------------------------------

                                    ARTICLE V -
                TRUST FUND, INVESTMENT ACCOUNTS AND VOTING RIGHTS

5.1   Trust Fund

      The Employer has adopted the Agreement as the funding vehicle with respect to the Investment Accounts. Commencing on the Conversion Date, the Employer has adopted the Separate Agreement as the funding vehicle with respect to the Employer Stock Fund.

      All contributions forwarded by the Employer to the Trustees pursuant to the Agreement shall be held by them in trust and shall be used to purchase Units on behalf of the Plan in accordance with the terms and provisions of the Agreement. Contributions designated for investment in any Investment Account of the Trust Fund shall be allocated proportionately to and among the classes of Units so selected for such Investment Account.

      All contributions forwarded by the Employer to the Separate Agency pursuant to the Separate Agreement shall be held by them in trust in accordance with the terms and provisions of the Separate Agreement.

      All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Plan Funds shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan, Trust and Separate Agency. No person shall have any interest in or right to any part of the earnings of the Plan Funds, or any rights in, to or under the Plan Funds or any part of its assets, except to the extent expressly provided in the Plan.

      The Trustees and the Separate Agency shall invest and reinvest the Plan Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Agreement and Separate Agreement, respectively. The Trustees and the Separate Agency may maintain such part of the Trust Fund and the Separate Assets, respectively in cash uninvested as they shall deem necessary or desirable. The Trustees shall be the owner of and have title to all the assets of the Plan Funds other than the Separate Assets and shall have full power to manage the same, except as otherwise specifically provided in the Agreement. The Separate Agency shall be the owner of and shall have title to the Separate Assets, and shall have full power to manage the same, except as otherwise specifically provided in the Separate Agreement.

5.2   Interim Investments

      The Trustees may temporarily invest any amounts designated for investment in any of the Investment Accounts of the Trust Fund identified herein in the Investment Account which provides for short-term investments and retain the value of such contributions therein pending


--------------------------------------------------------------------------------
787                                  36              Carver Federal Savings Bank

                                                                     Article V -
                               Trust Fund, Investment Accounts and voting rights
--------------------------------------------------------------------------------

      the allocation of such values to the Investment Accounts designated for investment. The Separate Agency may temporarily invest any amounts in short-term investment pending investment in the Employer Stock Fund.

5.3   Account Values

      The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust and Separate Agency as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Units credited to such Account. The applicable Units shall be valued from time to time by the Trustees and Separate Agency, respectively, in accordance with the Agreement and Separate Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

      Upon receipt by the Trustees of Before-Tax Contributions, Matching Contributions, and, if applicable, Discretionary Employer Contributions, Rollover Contributions, Special Contributions and Nonelective Employer Contributions, and upon receipt by a Separate Agency of any Before-Tax Contributions, Matching Contributions, and, if applicable, Discretionary Employer Contributions, Rollover Contributions, Special Contributions and Nonelective Employer Contributions, such contributions shall be applied to purchase for such Employee's Account (a) Units other than Units of the Employer Stock Fund, using the value of such Units as of the close of business on the date received and (b) Units of the Employer Stock Fund using the value of such Units as of the preceding Valuation Date. Whenever a distribution is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Units credited to such Employee shall be reduced accordingly and each such distribution shall be charged against the Units of the Investment Accounts of such Employee pro rata according to their respective values.

      For the purposes of this Section 5.3, fractions of Units as well as whole Units may be purchased or redeemed for the Account of an Employee.

5.4   Voting Rights

      Each Participant with Units in the Employer Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in such Investment Account, provided that such person had Units in such Account as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the


--------------------------------------------------------------------------------
787                                  37              Carver Federal Savings Bank

                                                                     Article V -
                               Trust Fund, Investment Accounts and voting rights
--------------------------------------------------------------------------------

      Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of shares are entitled to vote:

      (a)   a number of affirmative votes shall be cast equal to the product of:

            (i) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

            (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative or negative vote be cast; and

      (b)   a number of negative votes shall be cast equal to the product of:

            (i) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

            (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that a negative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer Stock Fund of all persons directing that an affirmative or negative vote be cast.

      The Committee shall furnish, or cause to be furnished, to each person with Units in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

5.5   Tender Offers and Other Offers

      Each Participant with Units in the Employer Stock Fund shall have the right to participate confidentially in the response to a tender offer, or any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares; provided that such person has Units in the Employer Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the


--------------------------------------------------------------------------------
787                                  38              Carver Federal Savings Bank

                                                                     Article V -
                               Trust Fund, Investment Accounts and voting rights
--------------------------------------------------------------------------------

      Committee shall designate, at least ten (10) days prior to the last day for delivering shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the number of shares to be delivered. On the last day for delivering shares or otherwise responding to such tender or other offer, a number of shares equal to the product of:

      (a)   the total number of shares held in the Employer Stock Fund; and

      (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer Stock Fund of all persons directing that shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer Stock Fund of all persons directing that shares be delivered or that the delivery of shares be withheld;

      shall be delivered in response to such tender or other offer. Delivery of the remaining shares then held in the Employer Stock Fund shall be withheld. The Committee shall furnish, or cause to be furnished, to each person whose Account is invested in whole or in part in the Employer Stock Fund, all information concerning such tender offer furnished by the issuer of shares, or information furnished by or on behalf of the person making the tender or such other offer.

5.6   Separate Assets

      Subject to the terms and conditions of the Agreement and upon approval by the Trustees, a designated portion of the assets of the Plan may be held as Separate Assets under the Separate Agreement pursuant to investment elections made by Plan Participants from time to time. The Trustees shall have no responsibility or liability with respect to the management and control of any Separate Assets and shall have only those administrative duties with respect to such Separate Assets as are set forth in the Plan and the Agreement.

5.7   Power to Invest in Employer Securities

      The Committee may direct the Separate Agency to acquire or hold any security issued by the Employer or any Affiliated Employer which is a "qualifying employer security" as such term is defined under ERISA and to invest that portion of the assets of the Plan Funds in such securities.


--------------------------------------------------------------------------------
787                                  39              Carver Federal Savings Bank

                                                                    Article VI -
                         Investment Directions, Changes of Investment Directions
                                       and Transfers Between Investment Accounts
--------------------------------------------------------------------------------

                                  ARTICLE VI -
             INVESTMENT DIRECTIONS, CHANGES OF INVESTMENT DIRECTIONS
                    AND TRANSFERS BETWEEN INVESTMENT ACCOUNTS

6.1   Investment Directions

      Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Units in any one or more of the Investment Accounts of the Trust Fund, and commencing on the Conversion Date, purchase Units in the Employer Stock Fund. Such direction shall indicate the percentage, in multiples of ten percent (10%), in which Before-Tax Contributions, Matching Contributions, Special Contributions, Discretionary Employer Contributions and Rollover Contributions shall be made to the designated Investment Accounts. Commencing January 1, 2001, such direction shall indicate the percentage, in multiples of one percent (1%), in which Before-Tax Contributions, Matching Contributions, Special Contributions, Discretionary Employer Contributions, Rollover Contributions and Nonelective Employer Contributions shall be made to the designated Investment Accounts.

      To the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Units in the Investment Account which provides for short-term investments.

6.2   Change of Investment Directions

      A Participant may change any investment direction not more often than once in any calendar quarter by completing and filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such direction. Commencing January 1, 2001, a Participant may change any investment direction, at any time, in the form and manner prescribed by the Committee either: (a) by completing and filing a notice at least ten (10) days prior to the effective date of such direction, or (b) by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

6.3   Transfers Between Investment Accounts

      By filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such change, a Participant or Beneficiary may, not more often than once in any calendar quarter, direct that multiples of ten percent (10%) of the Net Value of any one or more Investment Accounts be transferred to any one or more of the other Investment Accounts. Commencing January 1, 2001, a Participant or Beneficiary may, at any time, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other


--------------------------------------------------------------------------------
787                                  40              Carver Federal Savings Bank

                                                                    Article VI -
                         Investment Directions, Changes of Investment Directions
                                       and Transfers Between Investment Accounts
--------------------------------------------------------------------------------

      Investment Accounts in the form and manner prescribed by the Committee, either: (a) by filing a notice at least ten (10) days prior to the effective date of such change, or (b) by telephone or other electronic medium. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

6.4   Employees Other than Participants

      (a)   Investment Direction

            An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.11, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Units in any one or more of the Investment Accounts, and commencing on the Conversion Date, to purchase Units in the Employer Stock Fund. Such direction shall indicate the percentage, in multiples of ten percent (10%), in which contributions shall be made to the designated Investment Accounts. Commencing January 1, 2001, such direction shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Accounts. To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Units in the Investment Account which provides for short-term investments.

      (b)   Transfers Between Investment Accounts

            An Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than once in any calendar quarter, direct that multiples of ten percent (10%) of the Net Value of any one or more Investment Accounts be transferred to any one or more of the other Investment Accounts. Commencing January 1, 2001, an Employee who is not a Participant may, subject to the provisions of
            Section 6.3, at any time, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

6.5 Restrictions on Investments in the Employer Stock Fund for Certain Participants

      Notwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended: (a) may direct that his Accounts be transferred into or out of the Employer Stock Fund, subject to the provisions of Section 6.3, only once during each quarter, during the period beginning on the third (3rd)


--------------------------------------------------------------------------------
787                                  41              Carver Federal Savings Bank

                                                                    Article VI -
                         Investment Directions, Changes of Investment Directions
                                       and Transfers Between Investment Accounts
--------------------------------------------------------------------------------

      business day following the date of release of the quarterly and annual statements of sales and earnings by the issuer of the shares, and ending on the twelfth (12th) business day following such date; and (b) may not make a transfer in accordance with the provisions of Section 6.3 within six (6) months of the next preceding transfer into or out of the Employer Stock Fund. In addition, any Participant subject to the provisions of
      Section 16(b) of the Securities Exchange Act of 1934 who elects to receive a distribution of shares from the Plan in accordance with Section 7.11 hereof, including withdrawals under Sections 7.3 and 7.4 and loans under
      Article VIII, or who substantially decreases his rate of Before-Tax Contributions pursuant to Section 3.3 with respect to the amounts to be invested in the Employer Stock Fund, or his investment direction with respect to the Employer Stock Fund pursuant to Section 6.2, must either
      (i) in the case of a distribution, hold such shares for a period of six
      (6) months commencing with the date of distribution, or (ii) refrain from directing the purchase of additional Units in the Employer Stock Fund for a period of six (6) months beginning with the date of a decrease in rate or a change in investment direction. However, unless otherwise required by rules and regulations of the Securities and Exchange Commission, the restrictions under this Section 6.5 shall not apply to distributions of shares made in connection with a Participant's death, Disability, termination of employment or reaching his Retirement Date; pursuant to a qualified domestic relations order described under Section 414(p) of the Code; as a result of the minimum distribution requirements described under
      Section 401(a)(9) of the Code; or as a result of the limitations described under Section 401(k), 401(m), 402(g) and 415 of the Code.


--------------------------------------------------------------------------------
787                                  42              Carver Federal Savings Bank

                                                                   Article VII -
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                                  ARTICLE VII -
                               PAYMENT OF BENEFITS

7.1   General

      (a) For purposes of this Article VII, the following terms and phrases shall have the meanings hereinafter ascribed to them:

            (i) "Beneficiary" shall mean (A) in the case of a married Participant, the Spouse. Notwithstanding the foregoing, such Participant may, subject to the spousal consent requirements of Section 7.2(a), effectively elect to designate a person or persons other than the Spouse as Beneficiary; (B) in the case of a single Participant, a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

            (ii) "Straight Life Annuity" shall mean a benefit payable in equal monthly installments to the Participant for his life with no benefits payable after his death.

            (iii) "100% Joint and Survivor Annuity" shall mean a benefit payable in equal monthly installments to the Participant for his life with the same benefit continuing after his death to and for the life of a surviving Beneficiary.

            (iv) "75% Joint and Survivor Annuity" shall mean a benefit payable in equal monthly installments to the Participant for his life with a benefit equal to three-quarters (3/4) of the benefit paid to the Participant continuing after his death to and for the life of a surviving Beneficiary.

            (v) "50% Joint and Survivor Annuity" shall mean a benefit payable in equal monthly installments to the Participant for his life with a benefit equal to one-half (1/2) of the benefit paid to the Participant continuing after his death to and for the life of a surviving Beneficiary.

            (vi) "Period Certain and Life Annuity" shall mean a benefit payable in equal monthly installments to the Participant for his lifetime. If the Participant's death occurs on or after the expiration of the period certain, no further benefits will be payable. If, however, the Participant's death occurs before the expiration of the period certain, equal monthly installments in the same amount as paid to the Participant prior to his death will be paid to his designated Beneficiary. In the event neither the Participant nor the designated Beneficiary survive to the end of said period certain, a final lump sum distribution equal to the commuted value of any installments shall be made to the estate of the last to die of
                  (A) the Participant and (B) his Beneficiary.


--------------------------------------------------------------------------------
787                                  43              Carver Federal Savings Bank

                                                                   Article VII -
                                                             Payment of Benefits
--------------------------------------------------------------------------------

      (b) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.

      (c) Notwithstanding the foregoing, if payments are to be made on a monthly basis and if payments are fifty dollars ($50.00) or less, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.

      (d) Any distribution of the vested interest in the Net Value of a Participant's Accounts which is made by the purchase of any annuity shall be made by the purchase of a nontransferable annuity contract from a legal reserve life insurance company licensed to do business in the state of New York. Such annuity contract shall comply with the provisions of this Plan.

      (e) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.

      (f) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.

            With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the 2002 calendar year. For calendar years beginning with the 2003 calendar year, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code, in accordance with final regulations, as set forth in Section 7.10.

      (g) Notwithstanding any provisions of the Plan to the contrary, the provisions of this Article VII shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.

      (h) Distributions from the Employer Stock Fund under this Article VII, shall be made in accordance with Section 7.11 hereunder.

7.2 Spousal Consent Requirements - Optional Forms of Benefit Payments, Loans, Withdrawals, Beneficiaries

      (a) An election by the Participant (i) to receive benefit payments in a form other than the normal form of benefit payment set forth in
            Section 7.5(a), (ii) to receive a loan in


--------------------------------------------------------------------------------
787                                  44              Carver Federal Savings Bank

                                                                   Article VII -
                                                             Payment of Benefits
--------------------------------------------------------------------------------

            accordance with the provisions of Article VIII or to revise, renegotiate, renew or extend an existing loan, (iii) to receive a withdrawal in accordance with the provisions of Section 7.3 or
            Section 7.4, (iv) to designate a Beneficiary who is other than his Spouse, or (v) under any other provision of the Plan which is subject to spousal consent, shall not be effective unless: (A) the Participant's Spouse irrevocably consents to such election in writing, (B) such election designates a Beneficiary or form of benefit payment, which may not be changed without spousal consent unless the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (C) the Spouse's consent acknowledges understanding of the effect of such election, and (D) the consent is witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, such election shall be deemed a qualified election.

            Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent. Notwithstanding the foregoing sentence, a consent to receive a loan or withdrawal which had been executed by a Spouse shall be binding with respect to such loan or withdrawal on any subsequent Spouse.

      (b)   (i)   A married Participant who has submitted to the Committee an election form in accordance with the provisions of subsection
                  (a)(i) may, without the consent of his Spouse, revoke such prior election by submitting written notification of such revocation to the Committee before the date benefit payments are scheduled to commence. Upon revocation, the 50% Joint and Survivor Annuity, with the Participant's Spouse as
                  Beneficiary, shall be reinstated unless the Participant files another election form in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.

            (ii) A married Participant who has submitted to the Committee an election form in accordance with the provisions of subsection
                  (a)(iv), may, without the consent of his Spouse, revoke such prior election by submitting written notification of such revocation to the Committee before the date benefit payments are scheduled to commence. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection
                  (a) and Section 7.7. The number of election forms and revocations shall not be limited.

      (c) The terms and conditions of any election form shall, unless otherwise indicated, become effective on the date benefit payments are scheduled to commence, or, if applicable, the date of distribution.


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7.3   Non-Hardship Withdrawals

      (a) Subject to the spousal consent requirements of Section 7.2(a) and the terms and conditions contained in this Section 7.3, upon ten
            (10) days prior written notice to the Committee each Participant who has attained age fifty-nine and one-half (59-1/2) shall be entitled to withdraw not more often than once during any Plan Year all or any portion of his vested interest in the Net Value of his Accounts in the following order of priority:

            (i)   the Before-Tax Contribution Account;

            (ii) the Net Value of the Participant's Rollover Contribution Account provided that such Participant shall have satisfied such additional terms and conditions, if any, as the Committee may deem necessary;

            (iii) the vested interest in the Net Value of his Matching
                  Contribution Account;

            (iv) the vested interest in the Net Value of his Discretionary Employer Contribution Account; and

            (v)   the Net Value of his Nonelective Employer Contribution
                  Account.

      (b) Withdrawals under this Section 7.3 shall be made in the following order of priority:

            (i) by the redemption of Units from each of the Participant's Accounts in the Trust Fund in the order set forth in Section 7.3(a), on a pro rata basis from the Investment Accounts thereunder, as were selected by the Participant pursuant to
                  Article VI; and

            (ii) by the redemption of Units invested in the Employer Stock Fund from each of the Participant's Accounts invested under the Separate Agreement, in the order set forth in Section 7.3(a), if selected by the Participant pursuant to Article VI.

      (c) Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.

7.4   Hardship Distributions

      (a) For purposes of this Section 7.4, a "Hardship" distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

      (b)   Immediate and Heavy Financial Need:


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            A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

            (i) expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code; or

            (ii) purchase (excluding mortgage payments) of a principal residence of the Participant; or

            (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's Spouse, children or any of the Participant's dependents as defined under Section 152 of the Code; or

            (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

            (v) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.

      (c)   Necessary to Satisfy Such Financial Need:

            (i) A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes, or penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Participant.

            (ii) A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

                  (A) through reimbursement or compensation by insurance or otherwise,

                  (B) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,


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                  (C)   by cessation of Before-Tax Contributions or Employee
                        contributions, if any, under the Plan, or

                  (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

                  For purposes of this subsection (c)(ii), the Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

            (iii) Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:

                  (A)   all of the following requirements are satisfied:

                        (I) the distribution is not in excess of (1) the amount of the immediate and heavy financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

                        (II) the Participant has obtained all distributions, other than Hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

                        (III) the Plan, and all other plans maintained by the
                              Employer, provide that the Participant's elective contributions and Employee contributions, if any, will be suspended for twelve (12) months after receipt of the Hardship distribution; and

                        (IV) the Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year, less the amount of such Participant's elective contributions for the taxable year of the Hardship distribution; or

                  (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.


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      (d)   A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.3 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.4), apply not more often than once in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be subject to the spousal consent requirements of Section 7.2(a) and be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of a Participant's (i) Before-Tax Contributions, (ii) Net Value of his Rollover Contribution Account,
            (iii) vested interest in the Net Value of his Matching Contribution Account and (iv) the vested interest in the Net Value of his Discretionary Employer Contribution Account.

      (e) Distributions under this Section 7.4 shall be made in the following order of priority:

            (i)   Participant's Before-Tax Contributions;

            (ii)  the Net Value of the Participant's Rollover Contribution
                  Account;

            (iii) the vested interest in the Net Value of the Participant's
                  Matching Contribution Account; and

            (iv) the vested interest in the Net Value of the Participant's Discretionary Employer Contribution Account; and

            (v) the vested interest in the Net Value of the Participant's Nonelective Employer Contribution Account.

      (f) Withdrawals under this Section 7.4 shall be made in the following order of priority:

            (i) by the redemption of Units from each of the Participant's Accounts in the Trust Fund in the order set forth in Section 7.4(e), on a pro rata basis from the Investment Accounts thereunder, as were selected by the Participant pursuant to
                  Article VI; and

            (ii) by the redemption of Units invested in the Employer Stock Fund from each of the Participant's Accounts invested under the Separate Agreement, in the order set forth in Section 7.4(e), if selected by the Participant pursuant to Article VI.

      (g)   A Participant who receives a Hardship distribution under this
            Section 7.4 may have his Before-Tax Contributions suspended in accordance with Section 3.3.

      (h) Any withdrawals under this Section 7.4 shall be subject to the restrictions of Section 6.5.


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7.5   Distribution of Benefits Following Retirement, Disability or Termination
      of Service

      (a) If a Participant incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made by the purchase of (i) a 50% Joint and Survivor Annuity with his Spouse as the designated Beneficiary or (ii) a Straight Life Annuity if the Participant does not have a Spouse. Payment of benefits to the Participant shall commence as of the later of the Participant's Normal Retirement Date or his Postponed Retirement Date.

      (b) The Committee shall make every reasonable effort to furnish each Participant, by personal delivery or first class mail, the following information not less than thirty (30) days nor more than ninety (90) days prior to the date benefit payments are scheduled to commence:

            (i)   the terms and conditions of the 50% Joint and Survivor
                  Annuity,

            (ii) the Participant's right to make, and the effect of, an election to waive the 50% Joint and Survivor Annuity,

            (iii) the rights of the Participant's Spouse under the Plan,

            (iv) the right to make, and the effect of, a revocation of a previous election to waive the 50% Joint and Survivor Annuity, and

            (v) the relative values of the various optional forms of benefit payments under the Plan.

            The Employer may also permanently post in the Employers office or offices the information described in (i) through (v) above in a manner that is reasonably calculated to reach the attention of each Participant.

      (c) In lieu of the normal form of benefit payment set forth in Section 7.5(a), the Participant may file an election form to receive his vested interest in the Net Value of his Accounts in any one of the optional forms of benefit payment set forth in Section 7.6. Such form must be filed with the Committee during the ninety (90) day election period ending on the date benefit payments are scheduled to commence.

      (d) If a Participant who incurs a Termination of Service for any reason other than death, files an election with the Committee to receive an optional form of benefit payment in accordance with the provisions of Section 7.6, and dies before the entire vested interest in the Net Value of his Accounts has been distributed:


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            (i)   if the Net Value of a Participant's Accounts was distributed by the purchase of an annuity contract, the remainder, if any, of such vested interest shall be paid in accordance with the provisions of such annuity contract;

            (ii) if the Participant had elected to receive and had begun receiving a distribution in the form of installments, the Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election. If the Beneficiary designated to receive payments under the installment form of benefit payments dies after the commencement of payments to the Participant but prior to the earlier of the end of the installment period or the date of the Participant's death, the Participant shall, subject to the spousal consent requirements of Section 7.2(a), have the right to designate another Beneficiary, provided such designation is executed and filed with the Committee prior to the Participant's death. If there is no Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable in a lump sum to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select;

            (iii) if the Participant had elected to receive a deferred lump sum distribution, the Participant's Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (B) the last Valuation Date which occurs within one (1) year of the Participant's death;

            (iv) if the Participant had elected to receive an immediate lump sum distribution, the Participant's Beneficiary shall receive a lump sum distribution as of the Valuation Date set forth in the Participant's election;

            (v) if the Participant had elected to receive an annuity and the annuity contract had not yet been purchased, the Participant's Beneficiary shall, by completing and filing the election form prescribed by the Committee, elect to receive the distribution as a Straight Life Annuity or one of the optional forms of benefit payment set forth in Section 7.8(f));

            (vi) if the Participant had elected that a lump sum distribution be paid in a Direct Rollover pursuant to Section 7.9 and such distribution had not yet been made, the Participant's Beneficiary shall, by completing and filing the election form prescribed by the Committee, elect to receive the distribution as a Straight Life Annuity or in one of the optional forms of benefit payment set forth in Section 7.8(f));


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            (vii) Notwithstanding the foregoing, if the Beneficiary is the
                  Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2).

      (e) If an Participant who incurs a Termination of Service is reemployed by the Employer, upon such Participant's subsequent Termination of Service his prior election to receive a distribution in a form other than the normal form of benefit payment set forth in subsection (a) shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of subsection (a).

      (f) An Employee who incurs a Termination of Service, has elected to receive a distribution in the form of installments and is reemployed by the Employer prior to the distribution of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.6(e), shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in the form of installments shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of subsection (a).

      (g) If a Participant incurs a Termination of Service for any reason and the vested interest in the Net Value of the Participant's Accounts is equal to or less than three thousand five hundred dollars ($3,500), (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Participant within seven
            (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation that such Participant incurred a Termination of Service.

      (d) A Participant's vested interest in the Net Value of his Accounts in the Employer Stock Fund shall be distributed to the Participant by the Separate Agency as soon as administratively possible following the date the Employer is informed by the Trustees of the Participant's vested interest in such Investment Accounts. The distribution shall be made in accordance with Section 7.11 and the terms and provisions of the Separate Agreement.

7.6 Optional Forms of Benefit Payment upon Retirement, Disability or Termination of Service

      (a) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may file an election form to receive a distribution of the vested interest in the Net Value of his Accounts by the purchase of a 100% Joint and Survivor Annuity, a 75% Joint and


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            Survivor Annuity or a 50% Joint and Survivor Annuity or a Period
            Certain and Life Annuity. Such form may, subject to the spousal consent requirements of Section 7.2(a), include an election to designate a Beneficiary who is other than his Spouse. Payment of benefits to the Participant shall commence as of the later of the Participant's Normal Retirement Date or his Postponed Retirement Date. Notwithstanding the foregoing sentence, such form may include an election to receive a distribution commencing on any date coincident with or next following his Early Retirement Date or, if applicable, the date of his Disability.

      (b) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a), file an election form to receive a distribution of the vested interest in the Net Value of his Accounts by the purchase of a Straight Life Annuity. Payment of benefits to the Participant shall commence as of the later of the Participant's Normal Retirement Date or his Postponed Retirement Date. Notwithstanding the foregoing sentence, such form may include an election to receive a distribution commencing on any date coincident with or next following his Early Retirement Date or, if applicable, the date of his Disability.

      (c) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a) and the required minimum distribution provisions of Sections 7.10(b) and 7.10(c), file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of any Valuation Date following his Termination of Service and prior to his Normal Retirement Date; provided, however, that the Valuation Date may not be later than thirteen (13) months following his Termination of Service. The vested interest in the Net Value of his Accounts shall be distributed to such Participant as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Participant's distribution date.

      (d) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a), elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his Normal Retirement Date or Postponed Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.10(b) and 7.10(c), the vested interest in the Net Value of his Accounts shall be distributed to such Participant as a lump sum distribution within seven (7) days of the Valuation Date coincident with the


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            date of receipt by the Trustees of the proper documentation indicating the Employee's deferred distribution date.

      (e) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a) and the required minimum distribution provisions of Sections 7.10(b) and 7.10(c), file an election form to receive the vested interest in the Net Value of his Accounts in the form of equal monthly, quarterly or annual installments over a period not to exceed ten (10) years. If a Participant elects to receive his benefit pursuant to this subsection (e), the installment period may not extend beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Participant and shall be based on the respective values of the Participant's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the Participant's Accounts on a pro rata basis among such Participant's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such Participant which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Participant's Investment Accounts.

      (f) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a), file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.9. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.

      (g) In lieu of the normal form of benefit payment set forth in Section 7.5(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability or incurs a Termination of Service for any other reason may, subject to the spousal consent requirements of Section 7.2(a), file an election form to receive the vested interest in the Net Value of his Accounts in the form of a partial lump sum distribution as of some Valuation Date following his Termination of Service. Subject to the required minimum distribution provisions of Sections 7.10(b) and 7.10(c), the partial lump sum distribution shall be distributed to such Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date; and the balance


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            of the vested interest in the Net Value of his Accounts shall be payable in the form of one (1) of the following:

            (i) monthly, quarterly or annual installments over a period not to exceed ten (10) years, as set forth in subsection (e); or

            (ii) the purchase of an annuity, as set forth in Section 7.1(a)(ii), (iii), (iv), (v) or (vi).

7.7   Designation of Beneficiary

      (a) Subject to the spousal consent requirements of Section 7.2(a), a Participant may, from time to time, designate any person or persons as Beneficiary or contingent Beneficiary to receive a benefit under
            Section 7.5 or Section 7.8 upon the death of the Participant. For purposes of this Section 7.7, "person" includes an individual, a trust, an estate, or any other entity designated as a Beneficiary.

      (b) The designation of a Beneficiary or contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless such form is (i) filed prior to the death of such person and (ii) complies with the spousal consent requirements of Section 7.2(a). If more than one (1) person is designated as a Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share, unless the Participant directs otherwise.

      (c) The designation of a Beneficiary or contingent Beneficiary which is filed with the Committee will revoke all prior Beneficiary designations filed with the Committee. The number of Beneficiary designations and revocations shall not be limited.

      (d) If the Beneficiary or contingent Beneficiary designated to receive payments under an optional form of benefit set forth in Section 7.6 dies prior to the commencement of benefit payments to the Participant, the terms and conditions of such election shall be deemed null and void and the normal form of benefit set forth in
            Section 7.5(a) shall be reinstated. Subject to the spousal consent requirements of Section 7.2(a), the Participant shall have the right to elect another optional form of benefit payment and another Beneficiary, provided such election is completed and filed with the Committee prior to the earlier of: (i) the Participant's death, or
            (ii) the date the Participant's benefit payments are scheduled to commence. Such election shall become effective on the date the Participant's benefit payments are scheduled to commence.

      (e) If the Spouse or other Beneficiary designated to receive payments under Section 7.8(b) or Section 7.8(e), dies prior to the death of the Participant, the terms and conditions of such election shall be null and void. If the Participant is married, the normal form of benefit set forth in Section 7.8(b)(ii) shall be reinstated. Subject to the spousal consent requirements of Section 7.2(a), the Participant shall have the right to elect another Beneficiary, provided such election is completed and filed with the Committee prior to


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            the earlier of: (i) the Participant's death, or (ii) the date the
            Participant's benefit payments are scheduled to commence. Such election shall become effective on the date the Participant's benefit payments are scheduled to commence.

      (f) If a Participant fails to designate a Beneficiary other than a Spouse to receive the Preretirement Death Benefit set forth in
            Section 7.8, or if the Beneficiary and contingent Beneficiary designated by a Participant die prior to such Participant's death and before the entire vested interest in the Net Value of the Participant's Accounts has been distributed, such Participant's benefits shall be paid as a lump sum to the executor or administrator of his estate.

7.8   Preretirement Death Benefits

      (a) If a Participant dies prior to the date benefits are to commence and the vested interest in the Net Value of the Participant's Accounts is equal to or less than three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Participant's Beneficiary within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date of the Participant's death.

      (b) If a Participant dies prior to the date benefits are to commence and the vested interest in the Net Value of the Participant's Accounts exceeds three thousand five hundred dollars ($3,500) (and effective January 1, 1998, five thousand dollars ($5,000)), the Preretirement Death Benefit for a Participant shall be as follows:

            (i) if a Participant had a vested interest in the Net Value of his Accounts and died (A) prior to the date benefit payments are scheduled to commence and (B) with no surviving Spouse, the vested interest in the Net Value of his Accounts shall be made to the Participant's designated Beneficiary by the purchase of a Straight Life Annuity. Payment of benefits shall commence within one (1) year of the Participant's death;

            (ii) if a Participant had a vested interest in the Net Value of his Accounts and died (A) prior to the date benefits payments are scheduled to commence and (B) with a surviving Spouse, the vested interest in the Net Value of his Accounts shall be made to the surviving Spouse by the purchase of a Straight Life Annuity. Payment of benefits to the Participant's Spouse shall commence as of the later of the date the Participant would have attained his Normal Retirement Date or the date of the Participant's death.

      (c) Notwithstanding the provisions of subsection (b)(ii), the surviving Spouse of a Participant may elect that the Straight Life Annuity be purchased with benefits to commence on a date selected by the Spouse which occurs on any date commencing


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            with the Participant's date of death and ending on the date the
            Participant would have attained age seventy and one-half (70-1/2).

      (d) In lieu of the normal form of benefit payment set forth in subsection (b)(ii), a Participant may, subject to the spousal consent requirements of Section 7.2(a), elect to waive the Preretirement Death Benefit. Such waiver shall designate a Beneficiary who is other than the Participant's Spouse.

      (e) Consent by a Spouse to waive the Preretirement Death Benefit is not binding on a subsequent Spouse. If a Participant has elected, with spousal consent, to waive the Preretirement Death Benefit and is subsequently widowed or divorced and thereafter remarried, the Preretirement Death Benefit is automatically reinstated upon remarriage, subject to any subsequent election by the Participant, with the consent of his new Spouse, to waive such coverage.

      (f) In lieu of the normal form of Preretirement Death Benefit set forth in subsection (b), upon the Participant's death the Beneficiary of a Participant may, by completing and filing the election form prescribed by the Committee, elect to receive the vested interest in the Net Value of a Participant's Accounts in one of the following optional forms of benefit payment:

            (i) as a lump sum distribution as of any Valuation Date following the Participant's death; provided, however, that the Valuation Date may not be later than one (1) year following the Participant's death. The vested interest in the Net value of the Participant's Accounts shall be distributed to such person as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the distribution date.

            (ii) in the form of equal monthly, quarterly or annual installments over a period not to exceed ten (10) years. The vested interest in the Net value of the Participant's Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such person and shall be based on the respective values of the deceased Participant's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the deceased Participant's Accounts on a pro rata basis among such deceased Participant's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such deceased Participant which shall not have been so paid shall continue to be held for the benefit of the surviving Spouse or other Beneficiary or for the benefit of the beneficiary designated by such person. If the surviving Spouse or other Beneficiary elects to receive his benefit pursuant to this subsection (f)(ii), installment payments shall begin to such


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                  person within one (1) year of the Participant's death and the installment period may not extend beyond the life expectancy of such person.

            (iii) as a lump sum distribution equal to the vested interest in the
                  Net Value of the Participant's Accounts made payable in a Direct Rollover pursuant to Section 7.9. Such lump sum distribution shall be made within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.

            (iv) in the form of a partial distribution as of some Valuation Date following his Termination of Service. Subject to the required minimum distribution provisions of Sections 7.10(b) and 7.10(c), the partial distribution shall be distributed to such Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date; and the balance of the vested interest in the Net Value of his Accounts shall be payable in the form of one of the following:

                  (I) installments over a period not to exceed ten (10) years, as set forth in subsection (f)(ii);

                  (II) the purchase of a Straight Life Annuity, as set forth in subsections (b) and (c), if applicable; or

                  (III) a lump sum distribution made payable in a Direct
                        Rollover pursuant to Section 7.9 and as set forth in subsection (iii).

            Notwithstanding the foregoing provisions to the contrary, if the surviving Spouse of a deceased Participant elects one of these optional forms of benefit payment set forth above, such Spouse may elect to have benefits commence on a date selected by such Spouse which occurs on any date commencing with the Participant's date of death and ending on the date the Participant would have attained age seventy and one-half (70-1/2).

7.9   Direct Rollover of Eligible Rollover Distributions

      For purposes of this Section 7.9, the following definitions shall apply:

      (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
            Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.


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      (c)   "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      (d) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) or the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 2000, any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

      Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

7.10  Minimum Distribution Requirements

      (a)   General Rules

            (i) Effective Date. The provisions of this Section 7.10 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

            (ii) Precedence. The requirements of this Section 7.10 will take precedence over any inconsistent provisions of the Plan.

            (iii) Requirements of Treasury Regulations Incorporated. All
                  distributions required under this Section 7.10 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

            (iv) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 7.10, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA), and the provisions of the Plan, if applicable, that relate to Section 242(b)(2) of TEFRA.


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      (b)   Time and Manner of Distribution

            (i) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

            (ii) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (A) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                  (B) If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (C) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                  (D) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this
                        Section 7.10(b)(ii), other than Section 7.10(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

                  For purposes of this Section 7.10(b)(ii) and Section 7.10(d), unless Section 7.10(b)(ii)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 7.10.(b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A). If distributions under an annuity purchased from an insurance company, if applicable, irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.

            (iii) Election to Apply 5-Year Rule to Distributions to Designated
                  Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 7.10(b)(ii), but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole


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                  Designated Beneficiary and the surviving Spouse dies after the
                  Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

            (iv) Election to Allow Participants or Beneficiaries to Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the Life Expectancy rule in Sections 7.10(b)(ii) and 7.10(d)(ii) applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 7.10(b)(ii), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election under this subsection, distributions will be made in accordance with Sections 7.10(b)(ii) and 7.10(d)(ii) and, if applicable, the elections in Section 7.10(b)(iii) above.

            (v) Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the Life Expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

            (vi) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 7.10(c) and (d). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

      (c)   Required Minimum Distributions During Participant's Lifetime

            (i) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                  (A) the quotient obtained by dividing the Participant's Accounts by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                  (B) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Accounts by the number in the Joint and Last Survivor Table set forth in Section


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                        1.401(a)(9)-9 of the Treasury regulations, using the
                        Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

            (ii) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 7.10(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

      (d)   Required Minimum Distributions After Participant's Death

            (i)   Death On or After Date Distributions Begin

                  (A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Accounts by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                        (I) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                        (II) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse's death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                        (III) If the Participant's surviving Spouse is not the
                              Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                  (B) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Accounts by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.


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            (ii)  Death Before Date Distributions Begin

                  (A) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Accounts by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in
                        Section 7.10(d)(i).

                  (B) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A), this
                        Section 7.10(d)(ii) will apply as if the surviving Spouse were the Participant.

      (e)   Definitions

            For purposes of this Section 7.10, the following words and phrases shall have the meanings hereafter ascribed to them:

            (i) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.11 of the Plan and is the Designated Beneficiary under Section 401(a)(9) of the Code and
                  Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

            (ii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.10(b)(ii). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

            (iii) Life Expectancy. Life Expectancy as calculated by use of the
                  Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.


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      (iv)  Participant's Accounts. The Accounts of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Accounts for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

      (v)   Required Beginning Date. The date specified in Section 7.11(b) or
            (c), whichever is applicable.

7.11  Latest Commencement of Benefits

      (a) Unless the Participant elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Participant of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Participant's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty
            (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

      (b)   Distributions to five-percent owners:

            The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of a Participant who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

      (c) Subject to Section 7.1(f), distributions to other than five-percent owners:

            The vested interest in the Net Value of the Accounts of a Participant who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1,


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            1988, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).

            Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Participant who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).

            Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.

            Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) in a calendar year beginning on or after January 1, 2003, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).

7.12  Manner of Payment of Distributions from the Employer Stock Fund

      Distributions from the Employer Stock Fund shall be made to Participants and Beneficiaries in cash, unless the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares, subject to such terms and conditions as may be established from time to time by the Committee, the maximum number of shares to be distributed shall be equal to the number of whole shares that could be purchased on the date of distribution based on the fair market value of shares determined as of the date of payment and on the fair market value of the Participant's Units in the Employer Stock Fund on the valuation date preceding the distribution. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole share shall be distributed in cash. For purposes of this Section 7.12, the fair market value of a share shall be determined on a uniform and nondiscriminatory basis in such manner as the Separate Agency may, in its discretion, prescribe.


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                                 ARTICLE VIII -
                              LOANS TO PARTICIPANTS

8.1   Definitions and Conditions

      (a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:

            (i) "Borrower" means a Participant or a "Party in Interest" (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in the form of installment or annuity payments in accordance with the provisions of Article VII, or a preretirement death benefit in accordance with the provisions of Section 7.8.

            (ii) "Loan Account" means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

      (b) To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein and in
            Section 7.2, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.

8.2   Loan Amount

      Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts, in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Before-Tax Contribution Account, vested Matching Contribution Account, vested Discretionary Employer Contribution Account, Rollover Contribution Account and Nonelective Employer Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be one thousand dollars ($1,000).

8.3   Term of Loan

      All loans shall be for a fixed term of not more than five (5) years, except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Borrower, may, in the discretion of the Committee, be made for a term of not more than fifteen (15) years. Interest on a loan shall be based on a reasonable rate of interest. Such rate shall be the "prime rate" as set forth in the first publication of The Wall Street Journal issued during the month in which the Borrower requests the loan, increased by one (1) percentage point and rounded to the nearest quarter of one percent (1/4 of 1%). Such rate shall remain in effect until the Loan Account is closed.


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

                                                                  Article VIII -
                                                           Loans to Participants
--------------------------------------------------------------------------------

8.4   Operational Provisions

      (a) An application for a loan shall be filed in the form and manner prescribed by the Committee and shall be subject to the fees, if any, set forth in Section 9.11. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of the Valuation Date next following receipt by the Trustees.

      (b) The amount of the loan shall be distributed from the Investment Accounts in which the Borrower's Accounts are invested, in the following order of priority:

            (i)   Before-Tax Contribution Account;

            (ii)  Rollover Contribution Account;

            (iii) vested Matching Contribution Account;

            (iv)  vested Discretionary Employer Contribution Account;

            (v)   vested Nonelective Employer Contribution Account.

            Distributions from each of the foregoing Accounts shall be made in the following order of priority:

                  (A) by the redemption of Units from each of the Borrower's Accounts in the Trust Fund in the order set forth above, on a pro rata basis from the Investment Accounts thereunder, as were selected by the Participant pursuant to Article VI; and

                  (B) by the redemption of Units invested in the Employer Stock Fund from each of the Borrower's Accounts invested under the Separate Agreement, in the order set forth above, if selected by the Borrower pursuant to Article VI.

      (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustees; (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustees, or the Committee as agent for the Trustees, as an asset of the Borrower's Loan Account pursuant to subsection (d).


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

                                                                  Article VIII -
                                                           Loans to Participants
--------------------------------------------------------------------------------

      (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower's (i) executed promissory note and
            (ii) installment payments of principal and interest made pursuant to
            Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.

      (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Borrower's Accounts pursuant to Section 8.6(c), and foreclosure of such lien is deferred until the Borrower's Termination of Service pursuant to Section 8.6(c)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower's Loan Account shall be charged with interest on the unpaid principal and interest thereon.

      (f)   Only one (1) loan shall be outstanding to any Borrower under this
            Article VIII at any time.

      (g) Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.

8.5   Repayments

      (a) If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

            If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.

      (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with Section 6.1.

      (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has


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                                                                  Article VIII -
                                                           Loans to Participants
--------------------------------------------------------------------------------


            been restored by an amount equal to that which had been borrowed from such Account.

      (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his or her Loan Account.

      (e) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.

8.6   Default

      (a) If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

      (b) If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:

            (i) if the Borrower is in the employment of the Employer, upon the Borrower's Termination of Service; or

            (ii) if the Borrower is not in the employment of the Employer, immediately upon default.

            Thereupon, the vested interest in the balance of the Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.

      (c) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Matching Contribution Account, Before-Tax Contribution Account, Discretionary Employer Contribution Account, Nonelective Employer Contribution Account and/or Rollover Contribution Account for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee, authorize Before-Tax Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve (12) months.


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                                                                  Article VIII -
                                                           Loans to Participants
--------------------------------------------------------------------------------

8.7   Coordination of Outstanding Account and Payment of Benefits

      (a) If the Borrower has an outstanding Loan Account and is either (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under
            Section 7.3 or Section 7.4, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

      (b) Any reference in the Plan to the Net Value of Units in a Borrower's Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount and any accrued, unpaid interest thereon, as provided in this
            Article VIII.


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

                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

                                  ARTICLE IX -
                                 ADMINISTRATION

9.1   General Administration of the Plan

      The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Sponsoring Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.

9.2   Designation of Named Fiduciaries

      The management and control of the operation and administration of the Plan shall be allocated in the following manner:

      (a) The Sponsoring Employer shall designate the Trustees as a Named Fiduciary to perform those functions set forth in the Plan or the Agreement which are applicable to a Plan of Partial Participation.

      (b) The Sponsoring Employer shall designate the Separate Agency to perform those functions relating to the Separate Agency in the Plan or the Separate Agreement.

      (c) The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Agreement, Separate Agreement or the Plan that are assigned to such Committee.

      (d) A Trust Participant (as defined under the Agreement) may delegate to a person or persons the duties and responsibilities for voting Units set forth under the Agreement and Separate Agreement.

      (e) The Sponsoring Employer shall designate the Separate Agency as a Named Fiduciary to perform those functions set forth in the Separate Agreement or the Plan that are assigned to the Separate Agency, including the voting and tender of shares of the Employer Stock.

9.3   Responsibilities of Fiduciaries

      The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan, the Agreement or the Separate Agreement.


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                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

      To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan, the Agreement or the Separate Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Sponsoring Employer.

      No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund or Separate Assets in any manner against investment loss or depreciation in asset value.

      The allocation of responsibility between the Trustees and the Sponsoring Employer or between the Separate Agency and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

      To the extent permitted by ERISA, the Trustees shall have no liability or responsibility with respect to the administration of any Separate Assets held outside the Trust except as specifically set forth in the Agreement. The authority and responsibility of the Trustees extend only to those Plan assets held in accordance with the Agreement.

9.4   Plan Administrator

      The Sponsoring Employer shall designate the Trustees as the Trustee Administrator to perform those functions applicable to Plans of Partial Participation as set forth in the Agreement. The Sponsoring Employer shall also designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement, the Plan or the Separate Agreement that are assigned to the Plan Administrator.

      The duties and responsibilities of a plan administrator under ERISA shall be allocated between the Plan Administrator and the Trustee Administrator as set forth herein or in the Agreement. Such allocation may be changed only by written agreement between the parties and shall not be deemed an amendment to the Plan.

      The Plan Administrator shall be solely responsible for monitoring and notifying the Trustees of an Employee's age for all purposes under the Plan.

      The Plan Administrator is designated as the Plan's agent for the service of legal process.

9.5   Committee

      The members of the Committee designated by the Sponsoring Employer under
      Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring


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

                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

      Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

      The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustees and Separate Agency as the act of the Committee. The Trustees and Separate Agency shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.

      The Sponsoring Employer may, pursuant to Employer Resolutions and upon notice to the Trustees, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

9.6   Powers and Duties of the Committee

      The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Agreement, the Separate Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:

      (a) Power to Construe - Except as otherwise provided in the Agreement, or the Separate Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions of fact which may arise thereunder.

      (b) Power to Make Rules and Regulations - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

      (c) Powers and Duties with Respect to Information - The Committee shall have the power and responsibility:

            (i) to obtain such information as shall be necessary for the proper discharge of its duties;


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

                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

            (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

            (iii) to receive, review and retain periodic reports of the financial condition of the Plan Funds; and

            (iv) to receive, collect and transmit to the Trustees all information required by the Trustees in the administration of the Accounts of the Employee as contemplated in Section 9.7.

      (d) Power of Delegation - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

      (e) Power of Allocation - Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

      (f) Duty to Report - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

      (g) Power to Employ Advisors and Retain Services - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

9.7   Certification of Information

      The Committee shall certify to the Trustees on such periodic or other basis as may be agreed upon, but in no event later than ten (10) days before any Valuation Date as of which the Trustees must effect any action with respect to any Accounts held under the provisions of the Plan, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustees shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions


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

                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

      or communications between the Committee and Employees relating to the information contained in such certifications.

9.8   Authorization of Benefit Payments

      The Committee shall forward to the Trustees and, if applicable, any Separate Agency, any application for payment of benefits within a reasonable time after it has approved such application. The Trustees and Separate Agency may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

9.9   Payment of Benefits to Legal Custodian

      Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustees and Separate Agency to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

9.10  Service in More Than One Fiduciary Capacity

      Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

9.11  Payment of Expenses

      The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustees to the extent required, except that any expenses directly related to the Trust Fund, such as transfer taxes, brokers' commissions, registration charges, or administrative expenses of the Trustees (including expenses of counsel retained by it in accordance with the Agreement), shall be paid from the Trust Fund or from such Investment Account to which such expenses directly relate.

      The Employer may, if determined by the Committee, charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions or Account transfers. The Employer will charge Employees loan origination fees and all annual maintenance fees associated with loans.

      Brokerage commissions incurred in connection with the Employer Stock Fund shall be paid by the Employer.


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

                                                                    Article IX -
                                                                  Administration
--------------------------------------------------------------------------------

9.12  Administration of Separate Assets

      The Committee and the Separate Agency shall be solely responsible for the administration of the Separate Assets, including the administration, collection and enforcement of any loans held therein. All contributions to and withdrawals or disbursements from the Separate Assets shall be made directly to or by the Separate Agency.

      The Trustees may, as agreed upon with the Committee, provide such combined or coordinated Plan records and reports, which include the Separate Assets. The Trustees shall be fully protected in relying upon any information provided to them by the Committee or Separate Agency with respect to such Separate Assets. The inclusion of any information pertaining to Separate Assets in such combined or coordinated Plan records and reports shall not increase the responsibility or liability of the Trustees with respect to the Separate Assets. If Plan Funds may be transferred between the Separate Assets and the other Investment Accounts, the manner in which such transfers may be made must be agreed to in a written instrument entered into among the Committee, the Trustees and the Separate Agency.


--------------------------------------------------------------------------------
787                                  76              Carver Federal Savings Bank

                                                                     Article X -
                                                        Benefit Claims Procedure
--------------------------------------------------------------------------------

                                   ARTICLE X -
                            BENEFIT CLAIMS PROCEDURE

10.1  Definition

      For purposes of this Article X, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

10.2  Claims

      A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.

10.3  Disposition of Claim

      The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety
      (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.

10.4  Denial of Claim

      If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:

      (a) a statement that the claim for the benefits under this Plan has been denied;

      (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

      (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

      (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.


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

                                                                     Article X -
                                                        Benefit Claims Procedure
--------------------------------------------------------------------------------

10.5  Inaction by Plan Administrator

      A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with
      Section 10.3.

10.6  Right to Full and Fair Review

      A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.

10.7  Time of Review

      The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.

10.8  Final Decision

      The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty
      (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.


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787                                  78              Carver Federal Savings Bank

                                                                    Article XI -
                                          Amendment, Termination, and Withdrawal
--------------------------------------------------------------------------------

                                  ARTICLE XI -
                     AMENDMENT, TERMINATION, AND WITHDRAWAL

11.1  Amendment and Termination

      The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend (subject to the approval of the Trustees), in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Plan Funds to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Participant's distribution date.

      If any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

      The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

      (a)   sixty (60) days after the amendment is adopted;

      (b)   sixty (60) days after the amendment becomes effective; or

      (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

11.2  Withdrawal from the Trust Fund

      An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Agreement.


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                                                                   Article XII -
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                                  ARTICLE XII -
                            TOP-HEAVY PLAN PROVISIONS

12.1  Introduction

      Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.

12.2  Definitions

      For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

      (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.

      (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.

      (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the
            Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

      (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) one of the ten (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under
            Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2%) interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than one hundred fifty thousand dollars ($150,000). For purposes of computing the Top-Heavy Earnings in subsections (d)(i), (d)(ii) and


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                                                                   Article XII -
                                                       Top-Heavy Plan Provisions
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            (d)(iv), the aggregation rules of Sections 414(b), (c), (m) and (o)
            of the Code shall apply.

      (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

      (f) "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three
            (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in Section 414(q)(5) of the Code.

      (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the
            Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

      (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

      (i) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.


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                                                                   Article XII -
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      (j)   "Related Rollover Contributions" means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

      (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

      (l)   A "Super Top-Heavy Plan" means a Plan in which, for any Plan Year:

            (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection
                  (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

            (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

            (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

      (m) "Top-Heavy Earnings" means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

      (n)   A "Top-Heavy Plan" means a Plan in which, for any Plan Year:

            (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection
                  (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

            (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or


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                                                                   Article XII -
                                                       Top-Heavy Plan Provisions
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            (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

      (o)   "Top-Heavy Ratio" means:

            (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

            (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.


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                                                                   Article XII -
                                                       Top-Heavy Plan Provisions
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            (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

      (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (1) and (n) means the last date of the Plan Year.

      For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer."

12.3  Minimum Contributions

      If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:

      (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Special Contributions, Nonelective Employer Contributions, Discretionary Employer Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant's Section 415 Compensation (as defined under Section 3.12(a)(vii) of the Plan and modified by
            Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee's Matching Contributions, Before-Tax Contributions, Special Contributions, Nonelective Employer Contributions, Discretionary Employer Contributions and Forfeitures, as a percentage of the Key Employees' Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key


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                                                                   Article XII -
                                                       Top-Heavy Plan Provisions
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            Employee for whom the percentage of the total of Matching
            Contributions, Before-Tax Contributions, Special Contributions, Discretionary Employer Contributions, Nonelective Employer Contributions and Forfeitures, is highest in such Top-Heavy year.
            Any such contribution shall be allocated to the Matching
            Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution. Any such contribution shall not be deemed to be a Matching Contribution for any other purpose.

      (b) Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant's
            Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.

      (c) For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:

            (i)   Qualified Nonelective Contributions;

            (ii) Matching Contributions made by the Employer on behalf of Key Employees; and

            (iii) Before-Tax Contributions made by the Employer on behalf of Key
                  Employees;

            (iv) Discretionary Employer Contributions made by the Employer on behalf of Key Employees and Non-Key Employees; and

            (v) Nonelective Employer Contributions made by the Employer on behalf of Key Employees and Non-Key Employees.

      (d) Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because
            (i) his Compensation is less than a stated amount, or (ii) he failed to make Before-Tax Contributions.

12.4  Impact on Section 415 Maximum Benefits

      For any Plan Year commencing prior to January 1, 2000, in which the Plan is a Super Top-Heavy Plan, Sections 3.12(a)(iv) and (v) shall be read by substituting the number l.0 for the number 1.25 wherever it appears therein.


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                                                                   Article XII -
                                                       Top-Heavy Plan Provisions
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      For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super
      Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this Section 12.4, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4 if the minimum contribution satisfies Section 12.3(a) when four percent (4%) is substituted for three percent (3%) in Section 12.3(a)(i). If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).

12.5  Vesting

      If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 4.1(c), the Vested Percentage of a Participant who has at least one (1) Hour of Service with the Employer after the Plan becomes Top-Heavy shall not be less than the following Vested Percentage of his accrued benefit, determined in accordance with the following table:

           Period of Service                              Vested Percentage
           -----------------                              -----------------
           Less than 2 years                                      0%
           2 years but less than 3 years                         20%
           3 years but less than 4 years                         40%
           4 years but less than 5 years                         60%
           5 years but less than 6 years                         80%
           6 years or more                                      100%

      Notwithstanding the foregoing provision, each Participant with at least a Period of Service of three (3) years with the Employer shall at all times have his vested percentage computed under the greater of the provisions of this Section 12.5 or the provisions of Section 4.1(c).

      For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of
      Section 4.1(c), except that the vested percentage of a Participant's accrued benefit before the Plan ceased to be a Top-Heavy Plan shall not be reduced.


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                                                                  Article XIII -
                                                        Miscellaneous Provisions
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                                 ARTICLE XIII -
                            MISCELLANEOUS PROVISIONS

13.1  No Right to Continued Employment

      Neither the establishment of the Plan, nor any provisions of the Plan or of the Agreement establishing the Trust, or of any Separate Agreement nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

13.2  Merger, Consolidation, or Transfer

      The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.3  Nonalienation of Benefits

      Except, effective August 5, 1997, to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

13.4  Missing Payee

      Any other provision in the Plan or Agreement to the contrary notwithstanding, if the Trustees and, if appropriate, any Separate Agency are unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such


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                                                                  Article XIII -
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--------------------------------------------------------------------------------

      payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

13.5  Affiliated Employers

      All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

13.6  Successor Employer

      In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

13.7  Return of Employer Contributions

      Any other provision of the Plan, Separate Agreement or Agreement to the contrary notwithstanding, upon the Employer's request and with the consent of the Trustees and, if appropriate, any Separate Agency, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

      Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA.

13.8  Adoption of Plan by Affiliated Employer

      An Affiliated Employer of the Sponsoring Employer may adopt the Plan and Agreement upon satisfying the requirements set forth in the Agreement. Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a "single plan" within the meaning of Income Tax Regulations Section 1.414(1)-1(b)(1).


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                                                                  Article XIII -
                                                        Miscellaneous Provisions
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      For purposes of Article IX, Employer shall mean only the Sponsoring
      Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Committee, Plan Administrator, Trustee Administrator and voter of Units designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan and Agreement.

      The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan for the purposes and in the manner set forth in the Agreement.

13.9  Construction of Language

      Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

13.10 Headings

      The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.11 Governing Law

      The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.


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